UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   February 11, 2008

ENCOMPASS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-82608	95-4756822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification No.)

1005 Terminal Way, Suite 110, Reno NV 89502-2179

(Address of principal executive offices) (Zip Code)

(775) 324-8531

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03	Amendments to Article of Incorporation or Bylaws; Change in Fiscal Year

The registrant has amended its Articles of Incorporation to increase its authorized capital stock to 750,000,000 shares of common stock, par value $0.001 and 200,000 shares of preferred stock, par value $0.001. The amendment was effective February 11, 2008. A copy of the amendment is attached as an exhibit to this report.

Section 9 - Financial Statements and Exhibits

Exhibit No.	Description

3.0	Amendment to Articles of Incorporation

  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HOLDINGS, INC.

Dated: February 11, 2008	By:	/s/ J. Scott Webber
President